                                   EXHIBIT A

                              SCHEDULE OF PARTNERS,
               ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
            AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------------
 2/12/97   Golf Legends Ltd., Inc.                        $  30,647,030                    1,532,352           11.82%
           1500 Legends Drive
           Myrtle Beach, SC 29577
---------------------------------------------------------------------------------------------------------------------------
 2/12/97   Seaside Resorts Ltd., Inc.                     $  16,129,118                      806,456            6.22%
           1500 Legends Drive
           Myrtle Beach, SC 29577
---------------------------------------------------------------------------------------------------------------------------
 2/12/97   Heritage Golf Club, Ltd., Inc.                 $  16,031,230      801,561
           1500 Legends Drive
           Myrtle Beach, SC 29577

  1/6/99   Heritage (conversion)                                             (11,700)

                                                                                             789,861            6.09%
---------------------------------------------------------------------------------------------------------------------------
 2/12/97   Legends of Virginia L.C                        $  11,963,738                      598,187            4.61%
           1500 Legends Drive
           Myrtle Beach, SC 29577
---------------------------------------------------------------------------------------------------------------------------
 2/12/97   Northgate                                      $   3,797,071      189,854
           16450 Northgate Forest Drive
           Houston, TX 77068

 5/20/98   Northgate (redemption)                         $    (158,969)      (5,000)

  1/6/99   Northgate (conversion)                         $         -        (30,000)

                                                          ---------------                   ---------
           Northgate Total                                $   3,638,102                      154,854            1.19%
---------------------------------------------------------------------------------------------------------------------------



  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------
 2/12/97   Olde Atlanta Golf Club Limited Partnership     $   1,444,926       72,246
           c/o The Crescent Company
           1580 S. Milwaukee Ave., Suite 101
           Libertyville, IL 60048

 4/13/98   Olde Atlanta (redemption)                      $  (62,837.60)      (2,000)

 5/20/98   Olde Atlanta (redemption)                      $  (64,017.60)      (2,000)

 8/21/98   Olde Atlanta (redemption)                      $  (52,387.50)      (1,500)

12/10/98   Olde Atlanta (redemption)                         (30,166.11)      (1,150)

 1/19/99   Olde Atlanta (redemption)                      $  (66,078.50)      (2,500)
                                                          ---------------                   ---------
           Olde Atlanta Total                             $1,169,438.69                       63,096            0.49%
---------------------------------------------------------------------------------------------------------------------
 2/12/97   Bright's Creek Development Co. LLC             $   2,119,005                      105,950            0.82%
           104 Cotton Creek Drive
           Gulf Shores, AL 36542
---------------------------------------------------------------------------------------------------------------------
10/31/96   David Dick Joseph                              $         -                         12,500            0.10%
           14 North Adger's Wharf
           Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------
  2/4/97   W. Bradley Blair, II                           $         -                         12,500            0.10%
           14 North Adger's Wharf
           Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------



  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------
  2/4/97   James Hoppenrath                               $         -                          3,750            0.03%
           109 E. Bay Street
           Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------
 6/20/97   Golf Host Resorts, Inc.                        $         -                        274,039            2.11%
           c/o Starwood Capital Group, LP
           Three Pickwick Plaza, Suite 250
           Greenwich, CT 06830
---------------------------------------------------------------------------------------------------------------------
  9/2/97   John J. Rainieri, Sr                           $  3,198,168                       114,237            0.88%
           Betty Rainieri
           4350 Mayfair Road
           Uniontown, OH 44685
---------------------------------------------------------------------------------------------------------------------
  9/2/97   Raintree Country Club, Inc.                    $    204,138                         7,292            0.06%
           4350 Mayfair Road
           Uniontown, OH 44685
---------------------------------------------------------------------------------------------------------------------



  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------
 9/30/97   Eagle Watch Golf Club, Limited Partnership     $  1,890,682           70,158
           c/o E. Neal Trogdon
           The Crescent Company
           1580 South Milwaukee Avenue, Suite 101
           Libertyville, IL 60048

 11/2/98   Eagle Watch Redemption                         $    (64,199)          (2,150)

 3/25/99   Eagle Watch Conversion                                   --           (2,000)
                                                          ------------                            -------
           Eagle Watch Total                              $  1,826,483                             66,008             0.50%
---------------------------------------------------------------------------------------------------------------------------
10/17/97   Properties of the Country, Inc.                $    500,000                             19,231             0.15%
           908 N. 2nd Street East
           Louisburg, KS 66053
---------------------------------------------------------------------------------------------------------------------------
11/25/97   Granite Golf Corporation                       $    650,000                             24,424             0.19%
           1510 N. Hayden Road, Suite 7
           Scottsdale, AZ 85260
---------------------------------------------------------------------------------------------------------------------------
12/19/97   Stonehenge Golf Development, LLC               $  4,500,000                            169,811             1.31%
           90 Mallet Hill Road
           Columbia, SC 29223
---------------------------------------------------------------------------------------------------------------------------
 1/16/98   Mystic Creek Golf Club, Limited Partnership    $  1,500,000                             52,724             0.41%
           32605 West 12 Mile Road
           Suite 350
           Farmington Hills, MI 48334
---------------------------------------------------------------------------------------------------------------------------
  2/1/98   Okeechobee Championship Golf, Inc.             $  6,138,369                            227,347(1)          1.75%
           2100 Emerald Dunes Drive
           West Palm Beach, FL 33411
---------------------------------------------------------------------------------------------------------------------------
 5/22/98   Eagle Ridge Lease Company LLC                  $  1,198,750                             35,794             0.28%
           16100 N. Greenway-Hayden Loop
           Scottsdale, AZ 85260
---------------------------------------------------------------------------------------------------------------------------
 5/28/98   Golf Classic Resorts, LLC                      $    879,995                             26,357             0.20%
           536 South Avenue
           Glencoe, IL 60022
---------------------------------------------------------------------------------------------------------------------------
 8/28/98   Osage National Golf Club LLC                   $  3,451,068                            124,700             0.96%
           900 Hickory Street
           St. Louis, MO 63104
           EIN: 431735431
---------------------------------------------------------------------------------------------------------------------------



  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------------
12/14/98   Brentwood  Golf & Counrty Club, Inc.           $    650,000                             24,482             0.19%
           4801 Faircourt, West Bloomfield, MI 48322
           PO Box 386, Union Lake, MI 48387
---------------------------------------------------------------------------------------------------------------------------
12/22/98   Gutta-Percha Golf, Inc.                        $    870,000                             32,986             0.25%
           365 W. California Blvd.  Suite 2
           Pasadena, CA 91105
---------------------------------------------------------------------------------------------------------------------------



  Date                                                  Value of non-cash                Partnership     Approx. Percentage
Admitted   Name and address of partners                capital contribution              units issued        Interests
--------   ----------------------------                --------------------              ------------        ---------
---------------------------------------------------------------------------------------------------------------------------
  2/4/97   GTA LP, Inc.                                   $        -                            7,657,385            59.08%
           14 North Adger's Wharf
           Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------------
  2/4/97   GTA GP, Inc.                                   $        -                               25,571             0.20%
           14 North Adger's Wharf
           Charleston, SC 29401
---------------------------------------------------------------------------------------------------------------------------
                                                                                            -------------------------------
           Total Partnership Units                                                             12,961,894           100.00%
                                                                                            -------------------------------